EXHIBIT 99.1
                                                                    ------------


[PARAGON LOGO]                                                              NEWS
--------------------------------------------------------------------------------




FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Joel Hoffner, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com


                      PARAGON TECHNOLOGIES, INC. ANNOUNCES
             KEY PERSONNEL ADDITIONS TO SUPPORT CORE GROWTH STRATEGY
                                    - - - - -

EASTON, PA -- January 26, 2006 -- Paragon Technologies, Inc. (AMEX:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, announced today that the Company has filled three key personnel positions: Drew Green, Information Technology Director, Mike Cirello, Senior Sales Executive, and Robert Voorhees, Applications/Sales Support Engineer. These additions are in concert with the Company's strategy for growth that is anchored on strengthening its core competencies while actively pursing synergistic, strategic acquisitions and alliances. The Company is implementing a strategy for growth that focuses on expanding the products and services that it offers to a wider, more diverse customer base. While the Company routinely engages in discussions over such alternatives or other transactions and from time to time enters into non-disclosure agreements and non-binding letters of intent, presently there are no definitive agreements in place with respect to any such alternatives or other transactions.

Joel Hoffner, President and CEO of Paragon Technologies, stated, "Sustained growth of the Company will be fueled by the competency of our staff of professionals, coupled with equally capable resources associated with carefully selected acquisitions and alliances. The funds realized from the August 2005 sale of Ermanco Incorporated have provided the Company with an opportunity to add key personnel that will be instrumental in spurring organic growth while assuring that the products, services, assets, and technical professionals of acquired companies are effectively integrated into Paragon Technologies. Three key personnel have been added to our current sales, sales support, and technical staff as a vital step in creating a sustained growth pattern that builds on our experience and customer base in the markets that we serve."

Drew Green has been appointed to the position of Information Technology Director. Green is a 20-year software architect and software products development veteran. He is experienced in software management and development, technical project leadership, and database development. Green previously managed the development of order fulfillment, manifesting, sortation, and wireless warehouse management software products for W&H Systems and Novare Solutions, two successful material handling systems integrators in northern New Jersey. He has also provided software project leadership services for Singer Kearfott, Sea-Land Corporation, Dun and Bradstreet, Microframe, Interact Media, Omni Interactive Corporation, and Paragon Computer Professionals (a company unaffiliated with Paragon Technologies). Green holds a BS Degree in Computer Science from Montclair University. In his new role with Paragon Technologies as the Information Technology Director, he will be responsible for the SI Systems Software Products and Services Department; the SI Systems Information Systems Department; and the Software Development Groups associated with acquired subsidiary companies.

                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
--------------------------------------------------------------------------------
      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9295
                       o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com

[PARAGON LOGO]                                                            Page 2
--------------------------------------------------------------------------------


Mike Cirello joins the Company as Senior Sales Executive. He has over 23 years experience in sales leadership and territory development in the material handling industry. He held numerous professional positions at Siemens Logistic and Assembly Systems, Inc. Cirello has a BS Degree in Marketing from Rutgers University. His focus will be on designing and selling integrated material handling and software solutions for automated distribution operations, applying Paragon Technologies products in concert with the products and services of acquired companies and industry partners.

Robert Voorhees fills a crucial spot as Applications/Sales Support Engineer. Voorhees is a graduate Industrial Engineer from the University of Cincinnati. He has 22 years experience in distribution center process and systems design. Robert has worked for two leading material handling systems companies, Rapistan/Demag and HK Systems, in project management roles. He has also worked with DHL Worldwide Express and Gibson Greeting Cards in their distribution operations. Robert will be providing systems design support to the sales forces at Paragon Technologies and for acquisitions.

The Company's SI Systems Order Fulfillment Systems focuses on providing software-driven sophisticated turnkey systems and fulfilling orders in distribution centers, ranging from health and beauty aids to entertainment products in the music and computer fields. The Company has a well established clientele in mail order operations, wholesale drug and chain store drug distribution centers, and numerous other sophisticated warehouse management operations.

The Company's SI Production & Assembly Systems capabilities have enabled it to become a market leader in serving customers in selected niches seeking horizontal transport of unit load products. Its LO-TOW(R) Ergonomic Towline Vehicle(TM) employs RFID (Radio Frequency Identification) technology to impart ergonomic capability to the production of vehicles, ranging from golf carts, motorcycles, and snowmobiles to the assembly of lawnmowers, motor assemblies, and farming vehicles. This product line is installed in numerous government facilities, ranging from the Defense Logistics Agency to the U.S. Postal Service. Paragon's high precision CARTRAC(R) product line has a well established customer base in the appliance and automotive industry, with new applications possible in the radiation technology and munitions fields, where the need for precision guidance is paramount.

Paragon's SI Systems' Order Fulfillment Systems and SI Systems' Production & Assembly Systems technologies drive productivity for Fortune 1000 companies and the United States government.

About Paragon Technologies
Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' Production & Assembly and Order Fulfillment branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, CVS Pharmacy, Maybelline, Harley-Davidson, and Walgreens.

                                      * * *









-------------------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. Furthermore, achievement of the objectives of the Company following the sale of Ermanco is subject to risks associated with business disruption resulting from the announcement of the sale and other risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2004 and the most recent quarterly report on Form 10-Q for the quarter ended September 30, 2005.

     This press release and prior releases are available at www.ptgamex.com.